Reinsurance Transaction with Equitable Holdings, Inc. Tony Cheng President and Chief Executive Officer Axel André Executive Vice President and Chief Financial Officer February 24, 2025 Exhibit 99.2

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and federal securities laws including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of Reinsurance Group of America, Incorporated (the “Company,” “RGA” or “RGA Inc.”). Forward-looking statements often contain words and phrases such as “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “if,” “intend,” “likely,” “may,” “plan,” “potential,” “pro forma,” “project,” “should,” “will,” “would,” and other words and terms of similar meaning or that are otherwise tied to future periods or future performance, in each case in all derivative forms. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. Factors that could also cause results or events to differ, possibly materially, from those expressed or implied by forward-looking statements, include, among others: (1) adverse changes in mortality (whether related to COVID-19 or otherwise), morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in the market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, pandemics, epidemics or other major public health issues anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse developments with respect to litigation, arbitration or regulatory investigations or actions, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, including Long Duration Targeted Improvement accounting changes, (28) our ability to complete the Reinsurance Transaction on a timely basis or at all, including as a result of the failure to satisfy any closing conditions, including those related to regulatory approvals, or, if the Reinsurance Transaction is completed, to achieve the expected financial and other benefits of the Reinsurance Transaction, and (29) other risks and uncertainties described in this presentation and in the Company’s other filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this presentation and described in the Company’s filings with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future, except as required under applicable securities law. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, as may be supplemented by Item 1A - “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q and in our other periodic and current reports filed with the SEC. The information contained herein also includes information provided by third parties, such as rating agencies. None of RGA Inc. or any third parties that provide information to RGA Inc., such as rating agencies, guarantee the accuracy, completeness, timeliness or availability of any information, including credit or securities ratings. Credit and securities ratings are statements of opinions and not statements of facts or recommendations to purchase, hold or sell securities. They do not address the suitability of securities for investment purposes and should not be relied on as investment advice. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registrations or qualification under the securities laws of any such state or jurisdiction.

Use of Non-GAAP Financial Measures The Company discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies. The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time: Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable: substantially all of the effect of net investment related gains and losses; changes in the fair value of embedded derivatives; changes in the fair value of contracts that provide market risk benefits; non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts); any net gain or loss from discontinued operations; the cumulative effect of any accounting changes; the impact of certain tax-related items; and any other items that the Company believes are not indicative of the Company’s ongoing operations   as such items can be volatile and may not reflect the underlying performance of the Company’s business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.   Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and was presented in our financial statement footnotes in accordance with ASC 280 – “Segment Reporting” in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024, filed on February 21, 2025 (the “2024 Annual Report”). Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.     2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews. 3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. 4. Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures: Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives; Shareholders’ average equity position excluding AOCI and notable items; and Shareholders’ average equity position excluding AOCI, B36 and notable items. 5. Adjusted operating return on equity. This measure is calculated as adjusted operating income, divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures: Adjusted operating return on equity excluding AOCI and B36; Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and Adjusted operating return on equity excluding AOCI, B36 and notable items.   The Company is unable to provide reconciliations of the expected impact of the reinsurance transaction on adjusted operating income before taxes in 2025 and in future years, which are forward-looking non-GAAP financial measures, due to, among other things, that these expectations are a composite of our forecasts for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. These expectations are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon various assumptions, which are subject to change. Actual results will vary and those variations may be material. For a discussion of some of the important factors that could cause these variations, please review the risk factors set forth in “Risk Factors” in Part I, Item 1A of the 2024 Annual Report. Nothing in this presentation should be regarded as a representation by any person that these expectations will be achieved, and the Company undertakes no duty to update any such expectations and targets.

Reinsurance Transaction Overview

On a U.S. statutory basis of accounting. Based on recent historical performance of the transaction block assets and liabilities. Anticipated asset repositioning expected to occur post-closing over a 12 months period Represents a forward-looking non-GAAP financial measure. Actual performance may vary from these expectations for a variety of reasons, including known and unknown risks and uncertainties. For additional information, refer to “Use of Non-GAAP Financial Measures.” Transaction Overview Compelling Transaction Highlights Robust Momentum Across Global Platform RGA to reinsure $32 billion1 of a diversified mix of life insurance products Underscores RGA’s biometric expertise Deploying approximately $1.5 billion of capital into this transaction Expect capacity of $0.8 billion of capital that can be deployed into additional transactions in 2025 Transaction aligned with RGA’s enterprise risk profile Product mix complements RGA’s existing liabilities and is consistent with the Company’s risk appetite Investment strategy designed to optimize the risk-return profile of the transaction Transaction is financially attractive Priced with attractive returns within our target range Expected adjusted operating income before tax of approximately $70 million in 20252,4, $160 - $170 million in 20262,4 and then annually of approximately $2002,3,4 million following the impact of anticipated asset repositioning4 Highlights Creation Re activities in the U.S. via RGA’s ability to partner with the client to deliver innovative solutions that provide a strategic advantage In addition to the block reinsurance transaction, expands RGA’s strategic partnership with the client across underwriting, product development, distribution, and investment management Highlights RGA’s unique strength in delivering sophisticated risk solutions across both sides of the balance sheet

Risk Profile of Transaction Product and Earnings Mix Diversified mix of life products with balanced source of earnings Exposure to secondary guarantees is modest and within our risk tolerance  Transaction is weighted more towards insurance risks, with lower policyholder behavior risk Limited income volatility from equity market exposure in variable and indexed products Investment Strategy Designed to optimize the risk-return profile of the transaction In-line with existing credit risk profile Policy Administration Cedant retains direct policy administration which we believe minimizes operational risks while aligning interests between parties Well Suited for RGA’s Biometric Expertise Projected Source of Earnings2 Source of earnings based on projected U.S. GAAP revenue contribution Product Mix1 Investment Strategy3 Whole Life & Term primarily comprised of regulatory closed block liabilities Separate Account General Account Excludes $2.8 billion in policy loans and is illustrated after RGA repositioning As of June 30, 2024. Represents anticipated source of earnings based on projected U.S. GAAP revenue contribution, determined from figures as of June 30, 2024. Actual performance may vary from these expectations for a variety of reasons, including known and unknown risks and uncertainties. Represents RGA’s anticipated investment portfolio for this reinsurance transaction after asset repositioning, which is subject to market conditions and other factors.

In-Force Block Business Mix is Complementary Liability Mix & Investment Strategy Aligned with RGA’s Existing Asset and Liability Profile Biometric Risk Distribution Current6 93% of reserve liabilities have low, very low, or no policyholder behavior risk to interest rate changes Policyholder Behavior Risk Proforma8 Biometric risk relatively unchanged, with no significant change in age or gender distribution of mortality risk Investment Portfolio ¹ Other investments includes funds withheld, cash and cash equivalents, policy loans, derivatives, lifetime mortgages, and equity securities. Investment portfolio remains in-line with existing portfolio Current7 Proforma8 Current7 Proforma8 ² Locked-in longevity in payout ³Mortality, morbidity, long-term care, bank-owned life insurance ⁴ Fixed and indexed annuity, variable life, indexed life, and universal life business with higher guarantees and/or surrender charge or market-value adjustment  ⁵Variable annuities, fixed and indexed annuity business with lower guarantees and/or little or no surrender charge or market value adjustment Represents RGA’s position as of September 30, 2024. Represents RGA’s position as of December 31, 2024. Represents the assumed combination of RGA’s existing business with the addition of the contemplated reinsurance transaction (including the investment portfolio asset repositioning described previously).

Transaction Summary Highly Strategic Transaction for RGA Reinsurance Transaction RGA to reinsure a 75% quota share of in-force life insurance liabilities $18 billion1 general account reserves and $14 billion1 separate account reserves RGA to deploy approximately $1.5 billion of capital to support the in-force block Cedant to retain direct policy administration on the subject liabilities Financing Transaction to be financed primarily with excess capital and, subject to market conditions and other factors, proceeds from a potential debt financing Financial Impact Priced with attractive returns within our target range Expected adjusted operating income before tax of approximately $160 - $170 million in 20262,4 Expected adjusted operating income before tax of approximately $200 million2,3,4 annually following impact of anticipated asset repositioning4 Financial Strength Ratings5 Expect to maintain RGA’s current Financial Strength Ratings of AA- with S&P, A1 with Moody’s, and A+ with AM Best Remain within targeted leverage ranges over time Timing & Approvals Expected to close in mid-2025 Subject to customary closing conditions, including regulatory approvals On a U.S. statutory basis of accounting. Based on recent historical performance of the transaction block assets and liabilities. Anticipated asset repositioning expected to occur post-closing over a 12 month period. Represents a forward-looking non-GAAP financial measure. Actual performance may vary from these expectations for a variety of reasons, including known and unknown risks and uncertainties. For additional information, refer to “Use of Non-GAAP Financial Measures.” These ratings have been provided by Moody’s, S&P, and AM Best. None of these ratings is a recommendation to buy, sell or hold any securities. Each rating may be subject to revision or withdrawal at any time and should be evaluated independently of any other rating.

Deployable Capital

Pre-Transaction Deployable Capital

- Deployable capital is management's estimate of capital that can be deployed into transactions or returned to shareholders over the next 12 months
  - Based on management's assumptions of capital sources and uses over that timeframe
  - Estimated amount above management's excess capital target, considers internal, regulatory and rating agency capital frameworks
- Potential additional capital sources include:
  - Capital markets transactions
  - Strategic retrocessions
  - Additional third-party capital vehicles

$ in billions		
Estimated excess capital [1], 4Q24	**~$1.3**	**Considers RGA's multiple capital frameworks (internal, regulatory, rating agency)**
Capital Sources		
Organic capital generation	1.0-1.3	
Third-party capital	0.4-0.6	Capacity available at Ruby Re
Capital Uses		
Organic growth	(0.6)-(0.4)	Flow business
Shareholder returns	(0.3)	Current shareholder dividends & share buybacks, if applicable
Transactions effective YTD 2025	(0.3)	Previously announced 2025 transactions
Deployable capital, 4Q24	**~$1.7**	**Available for deployment into transactions or available to return to shareholders**

1. Range of capital available in excess of management's target level at year-end 2024 when considering RGA's internal, regulatory and rating agency capital frameworks.

9

Efficient financing structure supports strong returns Potential debt financing allows RGA to maintain a strong capital position and support new business pipeline $ in billions Deployable capital, 4Q24 $1.7 Reinsurance transaction (1.5) Potential debt financing1 0.6 Proforma 2025 deployable capital $0.8 Combination of Deployable Capital and Potential Debt Financing Transaction Financing Expect capacity for additional deployment into transactions in 2025 of approximately $0.8 billion RGA expects to finance the transaction primarily with excess capital and, subject to market conditions, proceeds from a potential debt financing.

Well-Positioned for the Future Strong foundation for long-term value expectations Global liability origination platform Industry-leading biometric risk expertise Integrated asset management capabilities Flexible capital sourcing to fuel growth and manage risk Solid overall operating performance reflected in EPS and ROE Robust new business momentum across all geographies Ongoing balance sheet optimization efforts, including active portfolio repositioning Uniquely positioned in the industry based upon ability to offer innovative solutions on both sides of the balance sheet Differentiated and uniquely positioned for long-term success